Credit Suisse First Boston
Asset-Backed Securities
ABSC 2005-HE7
All records
2,455 records
Balance: 284,271,155
Home Equity Mortgage Loan Portfolio

Selection Criteria: All records
Table of Contents

1.

Summary

2.

FICO

3.

LTV

4.

DTI

5.

Loan Purpose

6.

Occ Type

7.

Documentation

8.

Property Type

9.

Remaining Balance

10.

State

11.

CA_SPLIT

12.

Loan Type

13.

LIEN

14.

Prepayment Term (months)

15.

FICO (IO Only Bucket)

16.

Remaining Balance (IO Loans Only)

1. Summary

Month to Roll: 23
Remaining Term: 337
WA Remaining IO Term (IO Loans Only): 56

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2. FICO

FICO	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
481 - 500	1	51,918.48	0.02	51,918.48	9.250	500	80.00	17.57	0.00	0.00	100.00	0.00	0.00
501 - 520	50	5,906,961.53	2.08	118,139.23	9.167	512	65.69	38.77	1.94	4.13	83.15	1.61	0.00
521 - 540	168	22,138,830.69	7.79	131,778.75	8.608	532	71.19	35.49	0.51	2.65	80.34	14.34	0.00
541 - 560	190	28,220,586.46	9.93	148,529.40	8.098	551	72.43	38.22	1.91	7.87	78.96	14.01	1.61
561 - 580	275	37,041,219.11	13.03	134,695.34	7.675	570	74.45	38.56	0.27	7.67	71.17	13.65	4.65
581 - 600	177	22,324,685.94	7.85	126,128.17	7.492	591	88.64	42.50	0.00	3.58	38.07	66.69	18.05
601 - 620	273	35,863,608.54	12.62	131,368.53	7.657	611	89.02	41.14	0.00	8.78	46.66	59.23	21.43
621 - 640	390	40,002,681.75	14.07	102,570.98	7.854	630	89.61	41.46	0.00	7.42	41.60	56.10	26.04
641 - 660	379	37,489,648.98	13.19	98,917.28	7.684	650	89.37	41.89	0.00	8.13	39.29	44.26	24.25
661 - 680	246	26,431,947.57	9.30	107,446.94	7.874	670	89.76	41.31	0.30	10.08	30.68	43.72	29.73
681 - 700	151	14,306,762.28	5.03	94,746.77	7.805	689	89.05	42.16	1.01	10.86	20.82	29.70	38.21
701 - 750	127	11,667,677.36	4.10	91,871.48	7.559	719	87.40	41.55	1.99	7.99	19.76	29.48	34.13
751 >=	28	2,824,626.15	0.99	100,879.51	7.150	762	88.45	41.19	0.00	0.00	6.13	26.28	51.99
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

Mean: 620
Median: 626
Standard Deviation: 55

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3. LTV

LTV	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
0.01 - 50.00	71	7,624,991.23	2.68	107,394.24	7.983	557	40.72	36.24	4.87	8.76	95.82	2.27	7.89
50.01 - 55.00	20	3,012,971.95	1.06	150,648.60	7.821	556	52.77	36.94	0.00	9.24	85.73	3.15	0.00
55.01 - 60.00	34	4,416,961.42	1.55	129,910.63	8.001	547	58.02	36.07	0.00	2.60	91.12	13.56	0.00
60.01 - 65.00	41	6,211,822.81	2.19	151,507.87	8.300	546	63.26	37.72	0.80	4.81	88.99	0.00	0.00
65.01 - 70.00	80	10,556,889.58	3.71	131,961.12	8.453	545	68.63	38.32	0.00	3.53	93.38	1.01	0.00
70.01 - 75.00	130	20,167,984.77	7.09	155,138.34	8.342	553	73.50	37.73	2.20	7.54	76.94	1.96	3.98
75.01 - 80.00	425	71,666,802.74	25.21	168,627.77	6.968	627	79.43	41.19	0.00	11.10	24.14	28.09	44.12
80.01 - 85.00	193	35,571,102.70	12.51	184,306.23	7.415	609	83.63	38.22	0.40	3.81	72.44	7.97	18.89
85.01 - 90.00	289	46,698,935.49	16.43	161,588.01	7.362	618	88.63	40.83	0.67	8.18	38.77	49.43	25.93
90.01 - 95.00	185	24,781,392.26	8.72	133,953.47	7.596	621	93.70	41.25	0.00	3.64	55.42	81.00	1.31
95.01 - 100.00	987	53,561,299.89	18.84	54,266.77	9.453	650	99.67	42.67	0.00	6.94	40.79	74.57	0.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

Mean: 87.50
Median: 90.00
Standard Deviation: 14.47

LTV is calculated as: LTV for first lien and CLTV for second lien throughout this report.

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4. DTI

DTI	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
0.01 - 5.00	4	663,070.61	0.23	165,767.65	7.991	571	79.68	4.45	0.00	0.00	73.80	0.00	0.00
5.01 - 10.00	12	761,596.22	0.27	63,466.35	8.472	572	77.45	8.16	0.00	0.00	78.60	1.31	0.00
10.01 - 15.00	26	2,558,732.93	0.90	98,412.81	8.260	576	74.50	12.28	0.00	6.43	95.91	9.07	3.29
15.01 - 20.00	50	4,708,996.06	1.66	94,179.92	8.388	568	73.09	18.13	2.44	7.60	66.96	21.21	0.00
20.01 - 25.00	85	10,090,488.09	3.55	118,711.62	8.049	597	81.49	22.62	3.77	1.20	63.28	28.71	10.05
25.01 - 30.00	165	18,692,141.72	6.58	113,285.71	7.905	605	79.75	27.77	0.52	7.32	64.75	22.46	13.48
30.01 - 35.00	253	27,516,375.04	9.68	108,760.38	8.161	604	83.35	32.57	0.89	5.33	65.46	30.47	8.38
35.01 - 40.00	424	48,723,134.44	17.14	114,913.05	7.904	611	82.26	37.94	0.57	9.27	53.24	30.73	17.51
40.01 - 45.00	603	71,869,902.43	25.28	119,187.23	7.713	619	84.14	42.75	0.13	9.10	44.85	37.81	23.78
45.01 - 50.00	607	72,915,782.32	25.65	120,124.85	7.764	620	85.36	47.42	0.15	7.04	40.72	43.65	22.90
50.01 - 55.00	212	24,483,822.27	8.61	115,489.73	7.695	617	87.22	51.04	0.00	4.87	42.11	63.08	15.61
55.01 - 60.00	13	955,882.04	0.34	73,529.39	8.434	626	95.84	56.53	0.00	15.04	20.36	100.00	11.14
60.01 >=	1	331,230.67	0.12	331,230.67	7.045	608	99.40	61.67	0.00	0.00	0.00	100.00	0.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

Mean: 40.07
Median: 42.05
Standard Deviation: 9.10

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5. Loan Purpose

Loan Purpose	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
Refinance - Cash Out	1025	141,566,009.19	49.80	138,113.18	8.020	593	80.36	38.53	0.30	5.69	100.00	24.21	4.59
Purchase	1279	117,006,486.73	41.16	91,482.79	7.657	638	86.83	42.61	0.71	9.72	0.00	52.70	37.86
Refinance - Rate/Term	151	25,698,658.92	9.04	170,189.79	7.745	611	87.82	40.19	0.25	6.16	0.00	44.75	5.37
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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6. Occ Type

Occ Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
2nd Home	3	573,113.78	0.20	191,037.93	8.638	557	61.51	27.20	100.00	17.21	33.60	0.00	0.00
Investor	11	747,228.79	0.26	67,929.89	9.044	639	68.96	32.81	100.00	0.00	30.60	0.00	0.00
Owner Occupied	2441	282,950,812.27	99.54	115,915.94	7.841	613	83.78	40.40	0.00	7.39	49.88	37.97	18.44
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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7. Documentation

Documentation	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
Full Documentation	1217	107,432,252.37	37.79	88,276.30	7.962	625	91.92	42.75	0.00	8.97	31.90	100.00	19.20
Limited Documentation	205	31,397,015.94	11.04	153,156.18	7.970	580	80.21	33.05	0.88	4.96	79.22	0.00	3.55
Stated Income	1033	145,441,886.53	51.16	140,795.63	7.733	611	78.38	40.16	0.72	6.75	56.67	0.00	20.92
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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8. Property Type

Property Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
Condominium	148	16,795,032.06	5.91	113,479.95	7.599	623	83.63	40.99	0.59	100.00	39.09	43.01	33.21
Manufactured Housing	7	820,042.86	0.29	117,148.98	8.464	585	73.42	36.77	0.00	100.00	0.00	80.36	0.00
PUD	604	62,068,468.19	21.83	102,762.36	7.746	627	86.71	42.71	0.72	0.00	20.04	42.17	30.76
Single Family	1660	201,195,321.87	70.78	121,202.00	7.888	608	82.82	39.55	0.39	0.00	60.18	35.60	13.42
Townhome	31	2,387,502.92	0.84	77,016.22	8.045	626	85.59	42.05	0.00	100.00	28.27	60.73	20.99
Two to Four Family	5	1,004,786.94	0.35	200,957.39	8.585	603	78.06	44.84	0.00	100.00	80.81	30.19	0.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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9. Remaining Balance

Remaining Balance	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
1 - 50000	795	21,151,733.41	7.44	26,605.95	10.485	640	94.47	40.50	0.93	6.82	35.51	63.75	0.00
50001 - 75000	288	17,939,339.31	6.31	62,289.37	9.347	609	85.00	36.87	0.71	7.64	47.64	37.11	1.59
75001 - 100000	294	25,694,866.62	9.04	87,397.51	8.674	613	85.42	39.60	1.44	8.52	43.97	43.27	4.36
100001 - 125000	238	26,783,564.08	9.42	112,535.98	7.900	610	82.40	38.95	0.43	8.41	40.78	44.38	12.87
125001 - 150000	183	25,003,294.68	8.80	136,630.03	7.563	610	84.02	41.14	0.52	9.27	40.58	55.95	17.80
150001 - 200000	223	38,541,393.33	13.56	172,831.36	7.643	609	82.22	39.73	0.00	12.70	52.46	39.46	17.61
200001 - 250000	164	36,728,732.22	12.92	223,955.68	7.421	603	80.92	39.90	0.00	6.52	58.88	29.97	25.66
250001 - 300000	95	26,208,051.59	9.22	275,874.23	7.144	605	83.26	41.02	0.00	5.30	59.74	30.72	15.95
300001 - 350000	66	21,415,868.60	7.53	324,482.86	7.217	610	80.34	41.13	0.00	2.87	71.65	16.83	16.26
350001 - 400000	53	19,964,609.36	7.02	376,690.74	6.996	622	81.82	42.59	1.91	3.86	45.16	22.46	41.56
400001 - 450000	34	14,387,596.03	5.06	423,164.59	6.948	620	84.59	42.96	0.00	2.90	52.80	35.57	35.12
450001 - 500000	20	9,383,587.60	3.30	469,179.38	6.634	627	83.28	42.05	0.00	10.15	39.27	30.10	60.21
500001 - 600000	2	1,068,518.01	0.38	534,259.01	6.047	648	85.23	45.98	0.00	0.00	0.00	0.00	0.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

Min Remaining Bal.: 447
Max Remaining Bal.: 560799

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10. State

State	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
California	366	77,558,644.65	27.28	211,908.87	7.207	621	82.15	42.09	0.15	5.13	47.66	26.25	32.38
Florida	208	28,473,589.87	10.02	136,892.26	7.424	615	83.06	40.53	1.68	13.80	57.99	40.49	9.33
Texas	395	26,366,645.81	9.28	66,751.00	8.282	595	81.98	39.53	0.24	1.38	31.71	37.85	6.32
New York	65	10,632,603.63	3.74	163,578.52	8.563	599	79.30	38.90	0.00	2.62	76.66	30.14	0.00
Virginia	84	10,176,442.63	3.58	121,148.13	8.325	612	85.03	41.70	0.00	7.30	51.30	47.03	10.26
Washington	99	9,946,512.32	3.50	100,469.82	8.228	623	85.78	38.82	0.50	15.55	50.11	38.33	20.95
Nevada	63	9,051,938.61	3.18	143,681.57	7.896	613	82.05	38.20	0.00	3.10	48.18	14.79	25.37
New Jersey	51	7,778,940.70	2.74	152,528.25	8.498	599	82.83	37.22	0.00	7.59	84.39	31.27	0.00
Arizona	67	7,633,266.19	2.69	113,929.35	7.493	632	87.67	38.24	0.00	4.51	46.12	46.32	36.87
Maryland	49	6,535,723.52	2.30	133,382.11	8.051	637	85.15	40.06	0.00	12.50	55.79	30.09	24.01
Georgia	76	6,348,474.68	2.23	83,532.56	8.578	607	87.32	38.97	0.00	7.34	52.89	58.15	27.93
Ohio	78	6,216,448.28	2.19	79,698.05	7.872	594	85.33	40.75	0.00	5.70	38.86	55.42	28.63
North Carolina	88	5,807,513.10	2.04	65,994.47	8.094	617	88.89	44.55	0.00	0.65	27.06	70.75	27.02
Pennsylvania	75	5,743,894.74	2.02	76,585.26	8.589	599	82.68	36.65	3.10	7.99	53.20	47.19	0.00
Colorado	60	5,629,983.37	1.98	93,833.06	7.591	617	86.79	41.25	0.60	2.02	29.73	48.51	32.30
Other	631	60,370,532.74	21.24	95,674.38	8.185	610	85.39	39.69	0.66	11.11	51.69	46.05	9.92
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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11. CA_SPLIT

CA_SPLIT	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
CA-N	123	27,836,812.56	35.89	226,315.55	7.157	630	83.37	41.29	0.41	0.50	43.51	24.48	31.60
CA-S	243	49,721,832.09	64.11	204,616.59	7.235	617	81.47	42.53	0.00	7.72	49.98	27.24	32.82
Total:	366	77,558,644.65	100.00	211,908.87	7.207	621	82.15	42.09	0.15	5.13	47.66	26.25	32.38

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12. Loan Type

Loan Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
ARM - 2/28	892	149,369,591.71	52.54	167,454.70	7.712	595	81.70	39.48	0.82	6.18	67.16	33.16	0.00
ARM - 2/28 - 2Yr IO	2	519,338.26	0.18	259,669.13	6.572	615	83.88	41.18	0.00	0.00	77.67	22.33	100.00
ARM - 2/28 - 5Yr IO	158	38,208,737.33	13.44	241,827.45	6.581	646	82.66	42.94	0.00	12.43	12.94	38.99	100.00
ARM - 3/27	210	30,258,541.38	10.64	144,088.29	7.399	604	83.32	39.90	0.00	6.75	46.52	40.98	0.00
ARM - 3/27 - 3Yr IO	3	920,265.00	0.32	306,755.00	6.442	615	84.81	42.02	0.00	0.00	77.13	22.87	100.00
ARM - 3/27 - 5Yr IO	67	11,751,312.28	4.13	175,392.72	6.545	657	81.06	41.75	0.00	10.52	2.63	45.23	100.00
ARM - 5/25	5	756,963.85	0.27	151,392.77	4.772	612	77.31	33.84	0.00	0.00	53.05	100.00	0.00
ARM - 6Month Libor	5	1,361,430.93	0.48	272,286.19	6.961	590	83.57	38.69	0.00	0.00	84.15	0.00	0.00
Balloon - 30/15	417	19,005,903.69	6.69	45,577.71	10.317	659	97.93	42.89	0.00	6.31	18.73	44.42	0.00
Fixed - 10 Yr	3	295,112.80	0.10	98,370.93	9.115	569	52.31	27.25	0.00	0.00	26.23	0.00	0.00
Fixed - 15 Yr	38	1,910,409.34	0.67	50,273.93	9.356	606	77.91	35.51	0.00	0.00	74.15	31.29	0.00
Fixed - 16 Yr	1	153,472.09	0.05	153,472.09	8.250	561	57.07	50.49	0.00	0.00	100.00	0.00	0.00
Fixed - 20 Yr	497	14,183,105.14	4.99	28,537.43	10.715	650	98.24	41.72	0.00	7.97	36.57	66.73	0.00
Fixed - 25 Yr	1	55,335.13	0.02	55,335.13	11.625	522	75.00	47.04	0.00	0.00	100.00	0.00	0.00
Fixed - 28 Yr	1	78,660.45	0.03	78,660.45	8.790	657	95.00	24.41	0.00	0.00	0.00	100.00	0.00
Fixed - 30 Yr	151	14,667,939.03	5.16	97,138.67	8.632	597	79.02	38.79	0.66	9.06	59.15	37.70	0.00
Fixed - 30 Yr - 5 Yr IO	4	775,036.43	0.27	193,759.11	7.577	680	82.34	42.71	0.00	11.82	17.65	11.82	100.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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13. LIEN

LIEN	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
1	1502	249,660,399.66	87.82	166,218.64	7.470	608	81.83	40.11	0.53	7.48	52.83	35.76	20.90
2	953	34,610,755.18	12.18	36,317.69	10.555	652	97.17	42.16	0.00	6.73	27.96	52.48	0.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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14. Prepayment Term (months)

Prepayment Term (months)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
0	1470	126,268,302.33	44.42	85,896.80	8.428	620	85.54	40.54	0.47	8.21	43.54	38.94	20.63
12	64	13,400,059.74	4.71	209,375.93	7.359	624	81.56	41.05	0.48	6.40	42.95	36.60	35.40
24	236	34,984,266.67	12.31	148,238.42	7.441	607	81.38	40.94	1.09	8.29	44.33	42.68	21.37
36	680	108,666,619.09	38.23	159,803.85	7.368	606	82.51	39.94	0.26	6.33	59.55	35.16	12.80
60	5	951,907.01	0.33	190,381.40	6.931	601	89.91	31.41	0.00	0.00	64.65	22.95	0.00
Total:	2455	284,271,154.84	100.00	115,792.73	7.846	613	83.70	40.36	0.46	7.39	49.80	37.79	18.35

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15. FICO (IO Only Bucket)

FICO (IO Only Bucket)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
541 - 560	2	453,507.00	0.87	226,753.50	6.805	556	83.18	43.43	0.00	0.00	45.48	54.52	100.00
561 - 580	8	1,723,267.50	3.30	215,408.44	6.654	573	68.40	41.56	0.00	8.44	48.97	16.47	100.00
581 - 600	23	4,030,535.13	7.73	175,240.66	7.410	589	85.45	43.22	0.00	10.72	31.39	63.37	100.00
601 - 620	37	7,684,553.48	14.73	207,690.63	6.778	610	84.39	41.23	0.00	12.61	22.09	65.48	100.00
621 - 640	45	10,417,182.51	19.97	231,492.94	6.514	629	82.74	42.73	0.00	10.73	10.19	48.20	100.00
641 - 660	45	9,090,783.39	17.42	202,017.41	6.567	652	82.89	43.96	0.00	14.67	6.66	37.56	100.00
661 - 680	31	7,858,299.72	15.06	253,493.54	6.458	670	82.11	42.00	0.00	14.89	7.64	29.47	100.00
681 - 700	24	5,466,216.39	10.48	227,759.02	6.442	690	81.81	43.29	0.00	11.83	4.04	17.37	100.00
701 - 750	15	3,981,932.18	7.63	265,462.15	6.243	721	81.05	43.31	0.00	6.64	0.00	20.36	100.00
751 >=	4	1,468,412.00	2.81	367,103.00	5.933	760	80.00	39.77	0.00	0.00	0.00	0.00	100.00
Total:	234	52,174,689.30	100.00	222,968.76	6.586	648	82.35	42.64	0.00	11.65	12.46	39.54	100.00

Mean: 644
Median: 641
Standard Deviation: 41

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16. Remaining Balance (IO Loans Only)

Remaining Balance (IO Loans Only)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non SF PUD	Refi Cashout	Full Doc	Interest Only
50,001 - 75,000	4	284,441.13	0.55	71,110.28	7.083	639	80.00	35.78	0.00	25.28	0.00	74.78	100.00
75,001 - 100,000	13	1,119,709.73	2.15	86,131.52	6.900	622	78.19	37.51	0.00	23.04	7.52	83.87	100.00
100,001 - 125,000	30	3,447,536.78	6.61	114,917.89	6.754	635	81.53	42.00	0.00	10.41	3.34	66.25	100.00
125,001 - 150,000	33	4,449,722.06	8.53	134,840.06	6.858	630	84.21	43.12	0.00	17.97	6.13	72.73	100.00
150,001 - 200,000	40	6,787,432.95	13.01	169,685.82	6.794	648	83.56	43.42	0.00	32.28	7.87	54.23	100.00
200,001 - 250,000	42	9,422,757.04	18.06	224,351.36	6.662	641	83.20	42.50	0.00	6.70	14.34	40.87	100.00
250,001 - 300,000	15	4,180,277.83	8.01	278,685.19	6.658	659	83.02	42.80	0.00	0.00	13.40	33.07	100.00
300,001 - 350,000	11	3,481,593.00	6.67	316,508.45	6.304	667	80.89	42.11	0.00	0.00	18.72	0.00	100.00
350,001 - 400,000	22	8,297,776.34	15.90	377,171.65	6.369	667	82.09	44.11	0.00	4.82	8.96	18.27	100.00
400,001 - 450,000	12	5,053,217.49	9.69	421,101.46	6.398	648	79.18	44.28	0.00	8.25	15.95	32.94	100.00
450,001 - 500,000	12	5,650,224.95	10.83	470,852.08	6.408	639	83.05	39.88	0.00	16.85	24.47	32.95	100.00
Total:	234	52,174,689.30	100.00	222,968.76	6.586	648	82.35	42.64	0.00	11.65	12.46	39.54	100.00

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Jul 15, 2005 10:06

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